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                                   February 19, 1999


The CIT Group/Business Credit, Inc.
10 South LaSalle Street
Chicago, Illinois 60603

     RE: Financing Agreement dated as of October 21, 1998 (the "Financing Agreement") between The CIT Group/Business Credit, Inc. ("CITBC") and Sames Electrostatic, Inc. (the "Company")

Ladies and Gentlemen:

     Reference is made to the Financing Agreement. Capitalized terms used in this letter and not specifically defined herein shall have the meanings given to such terms in the Financing Agreement.

     The undersigned, Binks Sames Corporation ("Binks"), is the parent of the Company and the owner of the U.S. intellectual property rights, including the trademarks and tradenames (collectively, the "I/P Rights"), associated with certain of the Inventory sold by the Company in the Company's ordinary course of business. In connection with execution of the Financing Agreement, CITBC has requested that Binks grant to CITBC a non-exclusive, limited license to use the I/P Rights in connection with CITBC's sale of the Inventory in accordance with the terms of the Financing Agreement, and Binks has agreed to this request.

     Accordingly, Binks hereby grants to CITBC a royalty-free, non-exclusive license to use the I/P Rights for the sole purpose, after the occurrence of an Event of Default, to (i) advertise the Inventory for sale and (ii) sell, transfer and distribute the Inventory in accordance with the terms and provisions of the Financing Agreement. The provisions of this paragraph shall inure to the successors and assigns of CITBC, and be binding upon Binks and its respective successors and assigns, including any purchaser, assignee, licensee or other transferee of the I/P Rights.

                                   Very truly yours,

                                   BINKS SAMES CORPORATION


                                   By: /s/ Arnold H. Dratt
                                       ----------------------------
                                   Title: President and CEO
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